UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2006

Commission file number 0-8814

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	84-0705083
(State of incorporation)	(I.R.S. Employer Identification No.)

8451 Delaware Street, Thornton, CO   80260

(Address of principal executive office)       (Zip Code)

(303) 292-3456

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation, a Delaware corporation (the “Registrant”), in connection with the matters described herein.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE CONTRACT;

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective May 10, 2006, Pure Cycle Corporation (the “Registrant”) entered into an Asset Purchase Agreement (the “Agreement”) with High Plains A&M, LLC (the “Seller”) to acquire from the Seller (i) certain water interests in the Arkansas River and its tributaries represented by real property interests and shares of stock in the Fort Lyon Canal Company (“FLCC”) (collectively with the Arkansas River interests these are referred to as the “Water Rights”), (ii) certain real property located in Bent, Otero and Prowers counties, Colorado (the “Properties”), and (iii) certain contract rights, tangible personal property, mineral rights, and other water interests related to the Water Rights and Properties (collectively the Water Rights, Properties, and related assets are referred to herein as the “Acquired Assets”).

As consideration for the Acquired Assets, the Registrant will:

1.             After the due diligence period specified in the Agreement, issue the Seller the lesser of (i) the greater of (A) 2,950,000 shares of Registrant’s 1/3 of $.01 par value common stock (“Pure Cycle Common Stock”) or (B) the number of shares of Pure Cycle Common Stock that can be issued without a vote of the stockholders of the Registrant pursuant to NASDAQ rule 4350(i)(C)(ii), but in any event not more than 3,000,000 shares or (ii) $56,000,000 divided by the average of the daily Closing Prices (as that term is defined in the Agreement) of a share of Pure Cycle Common Stock for the twenty (20) consecutive trading days ending two (2) business days prior to the Closing Date (the “Acquisition Shares”), which Acquisition Shares will be unregistered securities; and

2.             Provide the Seller the right to receive ten percent (10%) of the Registrant’s gross proceeds, or the equivalent thereof, from the future sale of 40,000 water taps (the “Tap Participation Fee”). The Tap Participation Fee will be due and payable once the Registrant has actually sold a water tap subject to the Agreement and received the consideration due for such water tap. If by the fifth anniversary of the closing, Seller has not received consideration based on the value of Acquisition Shares and Tap Participation Fees equal to or in excess of $50,000,000, then the Tap Participation Fee will increase to 20% and the number of water taps subject to the fee will be correspondingly reduced. The entire Tap Participation Fee is subject to acceleration in the event of a merger, reorganization, sale of substantially all assets, or similar transactions and in the event of bankruptcy and insolvency events. The amount owed upon acceleration will be based on the water tap fee charged by the Rangeview Metropolitan District on the date of acceleration.

The Agreement is subject to a 90 day due diligence period, during which, the Registrant and/or Seller may terminate the Agreement for reasons specified in the Agreement. The closing is currently scheduled to be on August 31, 2006.

The Properties are each subject to lease agreements which permit the lessees to farm the Properties and to use the Water Rights for irrigation purposes. Certain of the Properties are subject to outstanding promissory notes which are secured by deeds of trust on the Properties. The seller remains liable for the indebtedness secured by the deeds of trust.

The Agreement permits the Seller to maintain a designated director on the Registrant’s board of directors following the closing. Such director must be qualified pursuant to the Registrant’s Nominating and Corporate Governance Charter and the requirements of NASDAQ.

Upon the closing, the Registrant and the Seller will enter into the following agreements, forms of which are included as Exhibits to the Agreement:

•      A pledge agreement, filed as Exhibit A to the Agreement, whereby the Seller pledges, transfers, assigns and grants to the Registrant a security interest in and to (a) 1,475,000 shares of Pure Cycle Common Stock (subject to adjustment), (b) all shares of Pure Cycle Common Stock hereafter issued to Seller by means of any dividend or distribution in respect of the shares pledged hereunder (together with the shares identified in subsection (a), the “Pledged Shares”), (c) the certificates representing the Pledged Shares, and (d) all rights to money or property which Seller now has or hereafter acquires in respect of the Pledged Shares;

•      A pledge agreement, filed as Exhibit B to the Agreement, whereby the Registrant pledges to Seller:  (1) one-half of the shares of FLCC being purchased by the Registrant, (2) all shares of FLCC hereafter issued to Registrant by means of any dividend or distribution in respect of the shares pledged hereunder (together with the shares identified in subparagraph (1), the “Registrant’s Pledged Shares”), (3) the certificates representing the Registrant’s Pledged Shares, (4) the Properties associated with the water represented by the Registrant’s Pledged Shares, and (5) all rights to money or property which the Registrant now has or hereafter acquires in respect of the Registrant’s Pledged Shares;

•      A property management agreement with Seller, filed as Exhibit D to the Agreement, pursuant to which the Seller will manage the Properties and take care of all of the Registrant’s obligations under the assumed leases, including property taxes, in exchange for the rental income from the assumed leases;

•      A nonsolicitation agreement with each of Mark Campbell, Walker Baus, and H. Hunter White, constituting all of the owners of Seller, filed as Exhibit F to the Agreement, pursuant to which each of the named parties agrees (i) not to solicit Registrant’s customers or potential customers to provide water in the Registrant’s service areas or potential service areas, (ii) not to solicit employees of Registrant, (iii) not to engage in certain activities competitive with the Registrant and (iv) not to engage in the purchase of water or water rights without first offering such water or water rights to the Registrant;

•      A registration rights agreement, filed as Exhibit G to the Agreement, pursuant to which the Registrant will grant Seller one demand right to register 750,000 Acquisition Shares and piggyback rights to register an additional 750,000 Acquisition Shares; and

•      A voting agreement, filed as Exhibit I to the Agreement, pursuant to which the Registrant’s President agrees to vote shares of Pure Cycle Common Stock owned by him for the Seller’s designated board member.

The Agreement, exhibits, and schedules to the Agreement are attached as exhibits to this filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit 10.25	Asset Purchase Agreement by and among Pure Cycle Corporation and High Plains A&M, LLC dated May 10, 2006, including all exhibits and schedules thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2006

PURE CYCLE CORPORATION

/s/ Mark W. Harding
By: Mark W. Harding,
President and Chief Financial Officer